IndexIQ ETF Trust

(the “Trust”)

Supplement dated July 6, 2012

to the Prospectus and Statement of Additional Information, each dated August 29, 2011

IQ South Korea Small Cap ETF (SKOR)

The following information supplements, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the IQ South Korea Small Cap ETF (the“Fund”).

On July 6, 2012, the Board of Trustees of the Trust authorized an orderly liquidation of the Fund. The Trust’s Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

From August 20, 2012 through August 21, 2012, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund not tracking its underlying index and its cash holdings increasing, which may not be consistent with the Fund’s investment objective and strategy.

The Fund will close to new investors and will discontinue trading on the NYSE Arca, Inc. effective at the market close on Friday, August 17, 2012. The effective date of the Fund’s liquidation shall be on or before August 22, 2012 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on August 22, 2012 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. Such shareholders will not incur transaction fees in connection with the liquidation of their shares. Other costs of closing the Fund will be borne by the IndexIQ Advisors LLC, the Fund’s investment advisor.

Shareholders may sell their holdings through August 17, 2012, incurring a transaction fee from their broker-dealer. From August 20, 2012 through August 21, 2012, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds.

If you would like additional information, including information about other IndexIQ ETFs, please call (888) 934-0777 or visit www.indexiq.com.

Investors Should Retain This Supplement for Future Reference